SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------
                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of registrant as specified in its charter)

                Delaware                                       13-2740599
              ------------                                    ------------
(State of incorporation or organization)                    (I.R.S. Employer
                                                          Identification No.)
        4 World Financial Center
           New York, New York                                    10080
         ----------------------                                 -------
(Address of principal executive offices)                       (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of
securities pursuant to Section             securities pursuant to Section
12(b) of the Exchange Act and is           12(g) of the Exchange Act and is
effective pursuant to General              effective pursuant to General
Instruction A.(c), please check the        Instruction A.(d), please check the
following box. | |                         following box. |X|

Securities Act registration statement file number to which this form relates:
333-132911

Securities to be registered pursuant to Section 12(b) of the Act:

(None)

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class                           Name of each exchange on which
to be so registered                           each class is to be registered
-------------------                           ------------------------------

Strategic Return Notes Linked to the          The Nasdaq National Market
Industrial 15 Index due April 25, 2011

Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     The description of the Strategic Return Notes Linked to the Industrial 15 Index due April 25, 2011, issued by Merrill Lynch & Co., Inc. (the "Notes") contained in the Pricing Supplement to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, under Registration Statement Number 333-132911, which will contain the final terms and provisions of the Notes, upon filing, is hereby deemed to be incorporated by reference into this Registration Statement and to be a part hereof. The MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006, attached hereto as Exhibit 99 (A) are hereby incorporated by reference.

Item 2.   Exhibits.
          --------

          99 (A) MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006.+

          99 (B)    Form of Note.

          99 (C) Copy of Indenture between Merrill Lynch & Co., Inc. and JPMorgan Chase Bank, N.A., dated as of April 1, 1983, as amended and restated.*

     Other securities issued by Merrill Lynch & Co., Inc. are quoted on The Nasdaq National Market.

---------

+ Exhibit 99 (A) is incorporated by reference from Registrant's Registration Statement on Form S-3 dated March 31, 2006 and Registrant's filings pursuant to Rule 424 (b) on April 3, 2006.

* Exhibit 99 (C) is incorporated by reference from Exhibit (3) to Registrant's Registration Statement on Form 8-A dated July 20, 1992.


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

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       MERRILL LYNCH & CO., INC.

                                       By:  /s/ Judith A. Witterschein
                                          -----------------------------
                                              Judith A. Witterschein
                                                    Secretary

Date: April 20, 2006


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

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           MERRILL LYNCH & CO., INC.

                                   EXHIBITS
                                      TO
                         FORM 8-A DATED APRIL 20, 2006

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.
-----------

99 (A) MTN Prospectus Supplement, General Prospectus Supplement and Prospectus, each dated March 31, 2006.+

99 (B)              Form of Note.

99 (C) Copy of Indenture between Merrill Lynch & Co., Inc. and JPMorgan Chase Bank, N.A., dated as of April 1, 1983, as amended and restated.*

---------

+ Exhibit 99 (A) is incorporated by reference from Registrant's Registration Statement on Form S-3 dated March 31, 2006 and Registrant's filings pursuant to Rule 424 (b) on April 3, 2006.

* Exhibit 99 (C) is incorporated by reference from Exhibit (3) to Registrant's Registration Statement on Form 8-A dated July 20, 1992.


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